Supplement to the Current Prospectus

MFS® Emerging Markets Equity Fund

Effective immediately, the sub-section entitled “Performance Information” under the main heading “Risk Return Summary” is restated in its entirety as follows:

Performance Information

The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund’s performance over time and how the fund’s performance over time compares with that of a broad measure of market performance.

The chart and table provide past performance information. The fund’s past performance (before and after taxes) does not indicate how the fund will perform in the future. Updated performance is available online at mfs.com or by calling 1-800-225-2606.

Bar Chart.  The bar chart shows changes over time in the annual total return of the fund’s Class A shares for the past ten calendar years, and assumes the reinvestment of distributions. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund’s shares. If these sales charges were included, they would reduce the returns shown. The return of the fund’s other classes of shares will differ from the Class A share returns shown in the bar chart, depending upon the expenses of those classes.

The total return for the three-month period ended March 31, 2010 was 3.82%. During the period(s) shown in the bar chart, the highest quarterly return was 30.53% (for the calendar quarter ended June 30, 2009) and the lowest quarterly return was (30.59)% (for the calendar quarter ended September 30, 2008).

Performance Table.  This table shows how the average annual total returns of each class of the fund, before the deduction of taxes, compare to a broad measure of market performance, and assumes the deduction of the maximum applicable sales loads (initial sales charge and/or contingent deferred sales charge (CDSC), as applicable), and the reinvestment of distributions. In addition, for Class A shares, this table shows average annual total returns after the deduction of taxes on distributions, such as capital gains and income distributions, and after the deduction of taxes on both distributions and on redemption of shares, assuming that the shares are redeemed at the end of the periods for which returns are shown.

Average Annual Total Returns (for the Periods Ended December 31, 2009)

Share Class	1 Year	5 Years	10 Years
Returns Before Taxes
B Shares, with CDSC (Declining over Six Years from 4% to 0%)	62.87%	11.21%	8.94%(1)
C Shares, with CDSC (1% for 12 Months)	65.89%	11.48%	8.78%
I Shares, at Net Asset Value	68.59%	12.58%	9.87%
R1 Shares, at Net Asset Value	66.88%	11.21%	8.62%
R2 Shares, at Net Asset Value	67.72%	11.76%	9.17%
R3 Shares, at Net Asset Value	68.16%	12.06%	9.46%
R4 Shares, at Net Asset Value	68.61%	12.31%	9.70%
A Shares, With Initial Sales Charge (5.75%)	58.44%	10.89%	8.79%
Returns After Taxes (Class A Shares Only)
A Shares’ Returns After Taxes on Distributions, with Initial Sales Charge (5.75%)	58.45%	9.39%	8.03%
A Shares’ Returns After Taxes on Distributions and Sale of Class A Shares, with Initial Sales Charge (5.75%)	38.60%	9.29%	7.70%
Benchmark Comparison (Returns Before Taxes)
MSCI Emerging Markets Index (gross div)*†	79.02%	15.88%	10.11%

(1)	Class B shares convert to Class A shares approximately eight years after purchase; therefore, returns for the period after conversion reflect the performance of Class A shares.
*	The MSCI Emerging Markets Index is a market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.
†	Source: FactSet Research Systems Inc.

All performance results reflect any applicable fee and expense waivers in effect during the periods shown; without these, the results would have been lower.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation, and will likely differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund’s classes of shares, and after-tax returns for the fund’s other classes of shares will vary from the returns shown.

The fund commenced investment operations on October 24, 1995, with the offering of Class A and Class B shares, and subsequently offered Class C shares on June 27, 1996; Class I shares on January 2, 1997; and Class R1, Class R2, Class R3, and Class R4 shares on October 1, 2008.

Performance for Class R1, Class R2, Class R3, and Class R4 shares includes the performance of the fund’s Class A shares, adjusted to take into account differences in sales loads and class specific operating expenses (such as Rule 12b-1 fees), if any, for periods prior to their offering.

The date of this supplement is July 2, 2010.